As filed with the Securities and Exchange Commission on March 18, 2013

Registration No. 333-168509

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Chesapeake Energy Corporation*

(Exact name of registrant as specified in its charter)

Oklahoma	73-1395733
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6100 North Western Avenue Oklahoma City, Oklahoma 73118 (405) 848-8000	Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary 6100 North Western Avenue Oklahoma City, Oklahoma 73118 (405) 848-8000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Michael S. Telle

Bracewell & Giuliani LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002-2770

(713) 221-1327

(713) 221-2113 (fax)

Approximate date of commencement of proposed sale of the securities to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post–effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ proposed maximum offering price per security/ proposed maximum offering price/ amount of registration fee(1)
Debt Securities	—
Guarantees of Debt Securities(2)	—

(1)	This registration statement registers an unspecified amount of the identified securities. In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all of the registration fee.
(2)	Subsidiaries of Chesapeake Energy Corporation may fully and unconditionally guarantee on an unsecured basis the debt securities of Chesapeake Energy Corporation. In accordance with Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.
*	Includes certain subsidiaries of Chesapeake Energy Corporation identified below.

Arkansas Midstream Gas Services Corp.

(Exact name of registrant as specified in its charter)

Arkansas	20-8306047
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Louisiana Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	73-1524569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Energy Marketing, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1439175
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake E&P Holding Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	27-4485832
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake NG Ventures Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	45-2354177
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Operating, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1343196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

CHK Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Texas	46-1772347
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Winter Moon Energy Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	26-1939483
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

AMGS, L.L.C.

(Exact name of registrant as specified in its charter)

Arkansas	26-2105945
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake AEZ Exploration, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	27-2151081
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Appalachia, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	20-3774650
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake-Clements Acquisition, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	20-8716794
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Exploration, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	71-0934234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Land Development Company, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	20-2099392
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Midstream Development, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	46-1179116
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Midstream Holdings, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	27-0868590
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Midstream Management, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	26-2096548
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Plaza, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	26-2692888
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Royalty, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1549744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake VRT, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	20-8380083
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake West Texas Gathering, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	38-3871845
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

EMLP, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	27-0581428
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Empress, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	26-2809898
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

GSF, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	26-2762867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MC Louisiana Minerals, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	26-3057487
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MC Mineral Company, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	61-1448831
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MidCon Compression, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	20-0299525
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

MKR Holdings, L.L.C.

(Exact name of registrant as specified in its charter)

Oklahoma	26-4272581
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Northern Michigan Exploration Company, L.L.C.

(Exact name of registrant as specified in its charter)

Michigan	27-2462483
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Ventura, LLC

(Exact name of registrant as specified in its charter)

Oklahoma	20-4181817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Chesapeake Louisiana, L.P.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1519126
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Empress Louisiana Properties, L.P.

(Exact name of registrant as specified in its charter)

Texas	20-1993109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

EXPLANATORY NOTE

This Registration Statement on Form S-3 (Registration No. 333-168509) of Chesapeake Energy Corporation (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to (i) add Arkansas Midstream Gas Services Corp., AMGS, L.L.C., Chesapeake Midstream Development, L.L.C., Chesapeake Midstream Holdings, L.L.C., Chesapeake Midstream Management, L.L.C., Chesapeake West Texas Gathering, L.L.C., CHK Energy Holdings, Inc. and GSF, L.L.C., all subsidiaries of the Company, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement and (ii) remove CHK Holdings Corporation and Gothic Production, L.L.C. as subsidiary guarantors from the registration statement because each entity has merged into another guarantor. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth all expenses payable by Chesapeake Energy Corporation (also referred to as the “Company” or “Chesapeake” in this Part II of the registration statement) in connection with the issuance and distribution of the securities. All the amounts shown are estimates, except the registration fee.

Securities and Exchange Commission registration fee	$	*
Fees and expenses of accountants		†
Fees and expenses of legal counsel		†
Printing expenses		†
Miscellaneous		†
Total	$	†

*	Under SEC Rule 456(b) and 457(r), the SEC registration fee will be paid at the time of any particular offering of securities under the registration statement, and is therefore not currently determinable.
†	Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that the Company anticipates it will incur in connection with the offering of debt securities under this registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the debt securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Section 1031 of the Oklahoma General Corporation Act, under which Chesapeake is incorporated, permits, and in some circumstances requires, Chesapeake to indemnify its directors and officers. Article VIII of the Certificate of Incorporation of Chesapeake and Article VI of the Bylaws of Chesapeake provide for indemnification of directors and officers under certain circumstances. As permitted by the Oklahoma General Corporation Act and Chesapeake’s Certificate of Incorporation and Bylaws, Chesapeake also maintains insurance on behalf of its directors and officers against liability arising out of their status as such. The foregoing indemnity provisions, together with director and officer insurance and Chesapeake’s indemnification obligations under individual indemnity agreements with its directors and officers, may be sufficiently broad to indemnify such persons for liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Chesapeake’s Certificate of Incorporation and Bylaws provide for indemnification of each of Chesapeake’s officers and directors against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding brought by reason of such person being or having been a director, officer, employee or agent of Chesapeake, or of any other corporation, partnership, joint venture, trust or other enterprise at the request of Chesapeake, other than an action by or in the right of Chesapeake. To be entitled to such indemnification, the individual must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Chesapeake, and with respect to any criminal action or proceeding, the person seeking indemnification had no reasonable cause to believe that the conduct was unlawful. Chesapeake’s Certificate of Incorporation and Bylaws also provide for indemnification of each of Chesapeake’s officers and directors against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense or settlement of any action or suit by or in the right of Chesapeake brought by reason of the person seeking indemnification being or having been a director, officer, employee or agent of Chesapeake, or any other corporation, partnership, joint venture, trust or other enterprise at the request of Chesapeake. To be entitled to such indemnification, the individual must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Chesapeake, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual shall have been adjudged to be liable to Chesapeake, unless and only to the extent that the court in which such action or suit was decided has determined, despite the adjudication of liability, that the person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

Chesapeake has entered into indemnity agreements with each of its directors and executive officers. Under each indemnity agreement, Chesapeake will pay on behalf of the indemnitee, subject to certain exceptions, any amount which he is or becomes legally obligated to pay because of (a) any claim or claims from time to time threatened or made against him by any person because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which he commits or suffers while acting in his capacity as a director and/or officer of Chesapeake or an affiliate or (b) being a party, or being threatened to be made a party, to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an officer, director, employee or agent of Chesapeake or an affiliate or is or was serving at the request of Chesapeake as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments which Chesapeake would be obligated to make under an indemnification agreement could include damages, charges, judgments, fines, penalties, settlements and costs, cost of investigation and cost of defense of legal, equitable or criminal actions, claims or proceedings and appeals therefrom, and costs of attachment, supersedeas, bail, surety or other bonds.

Item 16.	Exhibits.

The following documents are filed as exhibits to this registration statement:

1.1**	—Form of Underwriting Agreement.

4.1**	—Indenture, dated as of August 2, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2**	—Form of Supplemental Indenture.

4.3**	—Form of Senior Note of Chesapeake Energy Corporation (included in the Form of Supplemental Indenture filed as Exhibit 4.2 hereto).

4.4**

—First Supplemental Indenture, dated as of August 17, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on September 24, 2010).

4.5**

—Second Supplemental Indenture, dated as of August 17, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.3 to Chesapeake’s Form 8-A filed on September 24, 2010).

4.6**

—Third Supplemental Indenture, dated as of December 13, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.7**

—Fourth Supplemental Indenture, dated as of February 7, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.8**

—Fifth Supplemental Indenture, dated as of February 11, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on February 22, 2011).

4.9**

—Sixth Supplemental Indenture, dated as of March 23, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.10**

—Seventh Supplemental Indenture, dated as of October 25, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.11**

—Eighth Supplemental Indenture, dated as of February 10, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.12

—Ninth Supplemental Indenture, dated February 16, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on February 24, 2012).

4.13*	—Tenth Supplemental Indenture, dated June 29, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.14*

—Eleventh Supplemental Indenture, dated October 15, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.15*

—Twelfth Supplemental Indenture, dated December 20, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.16*

—Thirteenth Supplemental Indenture, dated December 28, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.17*	—Fourteenth Supplemental Indenture, dated March 18, 2013, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

5.1**	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered.

5.2**	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by that certain Post-Effective Amendment No. 1 to Form S-3 filed with the Commission on February 8, 2011.

5.3**

—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by that certain Post-Effective Amendment No. 2 to Form S-3 filed with the Commission on February 13, 2012.

5.4*	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by this Post-Effective Amendment No. 3 to Form S-3.

12.1	—Computation of Ratios of Earnings to Fixed Charges (incorporated herein by reference to Exhibit 12 to Chesapeake’s annual report on Form 10-K for the year ended December 31, 2012).

23.1*	—Consent of PricewaterhouseCoopers LLP

23.2*	—Consent of Netherland, Sewell & Associates, Inc.

23.3*	—Consent of PetroTechnical Services, Division of Schlumberger Technology Corporation

23.4*	—Consent of Ryder Scott Company, L.P.

23.5*	—Consent of Bracewell & Giuliani LLP (contained in Exhibit 5.4).

24.1**	—Powers of Attorney (contained on the signature pages to the original Registration Statement).

24.2**	—Power of Attorney (Simpson).

24.3*	—Power of Attorney (Dunham).

24.4*	—Power of Attorney (Alexander).

24.5*	—Power of Attorney (Intrieri).

24.6*	—Power of Attorney (Martin).

24.7*	—Power of Attorney (Poses).

24.8*	—Power of Attorney (Raspino).

25.1**	—Form T-1 Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.).

25.2***	—Form T-1 Statement of Eligibility of Trustee (Deutsche Bank Trust Company Americas).

*	Filed herewith.
**	Previously filed as an Exhibit to the Registration Statement.
***	To be filed separately under electronic form type 305B2.

Item 17.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) That portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on this 18th day of March, 2013.

CHESAPEAKE ENERGY CORPORATION

By:	/S/ AUBREY K. MCCLENDON
Aubrey K. McClendon
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	President and Chief Executive Officer (Principal Executive Officer)	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	March 18, 2013

/s/ MICHAEL A. JOHNSON Michael A. Johnson	Senior Vice President – Accounting, Controller and Chief Accounting Officer (Principal Accounting Officer)	March 18, 2013

* Archie W. Dunham	Chairman of the Board	March 18, 2013

* Bob G. Alexander	Director	March 18, 2013

* Vincent J. Intrieri	Director	March 18, 2013

* R. Brad Martin	Director	March 18, 2013

* Merrill A. Miller, Jr.	Director	March 18, 2013

* Fredric M. Poses	Director	March 18, 2013

* Louis A. Raspino	Director	March 18, 2013

* Louis A. Simpson	Director	March 18, 2013

*By:	/S/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant below (each a “Corporation”) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

ARKANSAS MIDSTREAM GAS SERVICES CORP. CHESAPEAKE ENERGY LOUISIANA CORPORATION CHESAPEAKE ENERGY MARKETING, INC.
CHESAPEAKE E&P HOLDING CORPORATION
CHESAPEAKE NG VENTURES CORPORATION CHESAPEAKE OPERATING, INC. CHK ENERGY HOLDINGS, INC.
WINTER MOON ENERGY CORPORATION

By:	/S/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) and Director of each Corporation	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each Corporation	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of each Corporation	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant below (each a “CMD LLC”) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

AMGS, L.L.C. CHESAPEAKE MIDSTREAM HOLDINGS, L.L.C.. CHESAPEAKE WEST TEXAS GATHERING, L.L.C.

By:	Chesapeake Midstream Development, L.L.C., its Sole Manager

By:	Chesapeake Operating, Inc., its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon

Chief Executive Officer (Principal Executive Officer) of each CMD LLC and Director of Chesapeake Operating, Inc., the Sole Manager of Chesapeake Midstream Development, L.L.C., the Sole Manager of each CMD LLC

March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each CMD LLC	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Operating, Inc., the Sole Manager of Chesapeake Midstream Development, L.L.C., the Sole Manager of each CMD LLC	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant below (each a “CE LLC”) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

CHESAPEAKE AEZ EXPLORATION, L.L.C. CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.

By:	Chesapeake Exploration, L.L.C., its Sole Manager

By:	Chesapeake E&P Holding Corporation, its Sole Manager

By:	/S/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon

Chief Executive Officer (Principal Executive Officer) of each CE LLC and Director of Chesapeake E&P Holding Corporation, the Sole Manager of Chesapeake Exploration, L.L.C., the Sole Manager of each CE LLC

March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each CE LLC	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake E&P Holding Corporation, the Sole Manager of Chesapeake Exploration, L.L.C., the Sole Manager of each CE LLC	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant below (each a “COI LLC”) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.

CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.

CHESAPEAKE PLAZA, L.L.C.

CHESAPEAKE VRT, L.L.C.

By: Chesapeake Operating, Inc.,

         its Sole Manager

CHESAPEAKE MIDSTREAM MANAGEMENT, L.L.C.

NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.

By:	Chesapeake Operating, Inc.,
its Sole Member

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of each COI LLC and Director of Chesapeake Operating, Inc., the Sole Manager or Sole Member, as applicable, of each COI LLC	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each COI LLC	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Operating, Inc., the Sole Manager or Sole Member, as applicable, of each COI LLC	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

CHESAPEAKE APPALACHIA, L.L.C.

By:	Chesapeake Energy Corporation,
its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of Chesapeake Appalachia, L.L.C. and Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of Chesapeake Appalachia, L.L.C.	March 18, 2013

* Archie W. Dunham	Chairman of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

* Bob G. Alexander	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C	March 18, 2013

* Vincent J. Inrieri	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

* R. Brad Martin	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

* Merrill A. Miller, Jr.	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

* Fredric M. Poses	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

Signature	Capacity	Date

* Louis A. Raspino	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

* Louis A. Simpson	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C.	March 18, 2013

*By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

MKR HOLDINGS, L.L.C.

By:	Chesapeake Appalachia, L.L.C. its Sole Manager

By:	Chesapeake Energy Corporation, its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon

Chief Executive Officer (Principal Executive Officer) of MKR Holdings, L.L.C. and Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C, the Sole Manager of MKR Holdings, L.L.C.

March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of MKR Holdings, L.L.C.	March 18, 2013

* Archie W. Dunham	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* Bob G. Alexander	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* Vincent J. Inrieri	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* R. Brad Martin	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* Merrill A. Miller, Jr.	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

Signature	Capacity	Date

* Fredric M. Poses	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* Louis A. Raspino	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

* Louis A. Simpson	Director of Chesapeake Energy Corporation, the Sole Manager of Chesapeake Appalachia, L.L.C., the Sole Manager of MKR Holdings, L.L.C.	March 18, 2013

*By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant below (each an “E&P LLC”)has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

CHESAPEAKE EXPLORATION, L.L.C. CHESAPEAKE ROYALTY, L.L.C. MC MINERAL COMPANY, L.L.C.

By:	Chesapeake E&P Holding Corporation, its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of each E&P LLC and Director of Chesapeake E&P Holding Corporation, the Sole Manager of each E&P LLC	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each E&P LLC	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake E&P Holding Corporation, the Sole Manager of each E&P LLC	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant (each a “CELC LLC”) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

EMPRESS, L.L.C. GSF, L.L.C. MC LOUISIANA MINERALS, L.L.C.

By:	Chesapeake Energy Louisiana Corporation, its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of each CELC LLC and Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of each CELC LLC.	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of each CELC LLC.	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of each CELC LLC.	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

MIDCON COMPRESSION, L.L.C.

By:	Chesapeake Energy Marketing, Inc., its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of MidCon Compression, L.L.C. and Director of Chesapeake Energy Marketing, Inc., the Sole Manager of MidCon Compression, L.L.C.	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of MidCon Compression, L.L.C.	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Energy Marketing, Inc., the Sole Manager of MidCon Compression, L.L.C.	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

VENTURA, LLC

By:	Chesapeake VRT, L.L.C. its Sole Member

By:	Chesapeake Operating, Inc., its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of Ventura, LLC and Director of Chesapeake Operating, Inc., the Sole Manager of Chesapeake VRT, L.L.C., the Sole Member of Ventura, LLC	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of Ventura, LLC	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Operating, Inc., the Sole Manager of Chesapeake VRT, L.L.C., the Sole Member of Ventura, LLC	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

CHESAPEAKE LOUISIANA, L.P.

By:	Chesapeake Operating, Inc., its General Partner

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) and Director of Chesapeake Operating, Inc., the General Partner of Chesapeake Louisiana, L.P.	March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of Chesapeake Operating, Inc., the General Partner of Chesapeake Louisiana, L.P.	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Operating, Inc., the General Partner of Chesapeake Louisiana, L.P.	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

EMPRESS LOUISIANA PROPERTIES, L.P.

By:	EMLP, L.L.C, its General Partner

By:	Empress, L.L.C. its Sole Manager

By:	Chesapeake Energy Louisiana Corporation its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon

Chief Executive Officer (Principal Executive Officer) of EMLP, L.L.C., the General Partner of Empress Louisiana Properties, L.P., and Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of Empress, L.L.C., the Sole Manager of EMLP, L.L.C., the General Partner of Empress Louisiana Properties, L.P.

March 18, 2013

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of EMLP, L.L.C., the General Partner of Empress Louisiana Properties, L.P.	March 18, 2013

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of Empress, L.L.C., the Sole Manager of EMLP, L.L.C., the General Partner of Empress Louisiana Properties, L.P.	March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on March 18, 2013.

EMLP, L.L.C.

By:	Empress, L.L.C. its Sole Manager

By:	Chesapeake Energy Louisiana Corporation its Sole Manager

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr. Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities and on the date indicated.

Signature	Capacity	Date

/s/ AUBREY K. MCCLENDON Aubrey K. McClendon	Chief Executive Officer (Principal Executive Officer) of EMLP, L.L.C. and Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of Empress, L.L.C., the Sole Manager of EMLP, L.L.C.	March 18, 2018

/s/ DOMENIC J. DELL’OSSO, JR. Domenic J. Dell’Osso, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of EMLP, L.L.C.	March 18, 2018

/s/ STEVEN C. DIXON Steven C. Dixon	Director of Chesapeake Energy Louisiana Corporation, the Sole Manager of Empress, L.L.C., the Sole Manager of EMLP, L.L.C.	March 18, 2018

INDEX TO EXHIBITS

1.1**	—Form of Underwriting Agreement.

4.1**	—Indenture, dated as of August 2, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2**	—Form of Supplemental Indenture.

4.3**	—Form of Senior Note of Chesapeake Energy Corporation (included in the Form of Supplemental Indenture filed as Exhibit 4.2 hereto).

4.4**

—First Supplemental Indenture, dated as of August 17, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on September 24, 2010).

4.5**

—Second Supplemental Indenture, dated as of August 17, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.3 to Chesapeake’s Form 8-A filed on September 24, 2010).

4.6**

—Third Supplemental Indenture, dated as of December 13, 2010, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.7**

—Fourth Supplemental Indenture, dated as of February 7, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.8**

—Fifth Supplemental Indenture, dated as of February11, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on February 22, 2011).

4.9**

—Sixth Supplemental Indenture, dated as of March 23, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.10**

—Seventh Supplemental Indenture, dated as of October 25, 2011, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.11**

—Eighth Supplemental Indenture, dated as of February 10, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.12

—Ninth Supplemental Indenture, dated February 16, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to Chesapeake’s Form 8-A filed on February 24, 2012).

4.13*	—Tenth Supplemental Indenture, dated June 29, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.14*

—Eleventh Supplemental Indenture, dated October 15, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.15*

—Twelfth Supplemental Indenture, dated December 20, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.16*

—Thirteenth Supplemental Indenture, dated December 28, 2012, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.17*	—Fourteenth Supplemental Indenture, dated March 18, 2013, by and among Chesapeake Energy Corporation, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

5.1**	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered.

5.2**	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by that certain Post-Effective Amendment No. 1 to Form S-3 filed with the Commission on February 8, 2011.

5.3**

—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by that certain Post-Effective Amendment No. 2 to Form S-3 filed with the Commission on February 13, 2012.

5.4*	—Opinion of Bracewell & Giuliani LLP regarding the validity of the securities being registered by this Post-Effective Amendment No. 3 to Form S-3.

12.1	—Computation of Ratios of Earnings to Fixed Charges (incorporated herein by reference to Exhibit 12 to Chesapeake’s annual report on Form 10-K for the year ended December 31, 2012).

23.1*	—Consent of PricewaterhouseCoopers LLP

23.2*	—Consent of Netherland, Sewell & Associates, Inc.

23.3*	—Consent of PetroTechnical Services, Division of Schlumberger Technology Corporation

23.4*	—Consent of Ryder Scott Company, L.P.

23.5*	—Consent of Bracewell & Giuliani LLP (contained in Exhibit 5.4).

24.1**	—Powers of Attorney (contained on the signature pages to the original Registration Statement).

24.2**	—Power of Attorney (Simpson).

24.3*	—Power of Attorney (Dunham).

24.4*	—Power of Attorney (Alexander).

24.5*	—Power of Attorney (Intrieri).

24.6*	—Power of Attorney (Martin).

24.7*	—Power of Attorney (Poses).

24.8*	—Power of Attorney (Raspino).

25.1**	—Form T-1 Statement of Eligibility and Qualification of Trustee (The Bank of New York Mellon Trust Company, N.A.).

25.2***	—Form T-1 Statement of Eligibility of Trustee (Deutsche Bank Trust Company Americas).

*	Filed herewith.
**	Previously filed as an Exhibit to the Registration Statement.
***	To be filed separately under electronic form type 305B2.